                                                                               .
                                                                               .
                                                                               .

                                                                  EXHIBIT (g)(v)

                                   SCHEDULE A

                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                               EFFECTIVE DATE
------------                                               --------------
A. Sweep Funds
--------------
Schwab Money Market Fund                                   May 1, 1993

Schwab Government Money Fund                               May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares     May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                              May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares       November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                       October 20, 1997

Schwab New Jersey Municipal Money Fund                     January 20, 1998

Schwab Pennsylvania Municipal Money Fund                   January 20, 1998

Schwab Florida Municipal Money Fund                        February 16, 1998

Schwab Massachusetts Municipal Money Fund                  April 21, 2003

B. Other Funds
--------------
Schwab Value Advantage Money Fund-Investor Shares          May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares     June 14, 2002

Schwab Value Advantage Money Fund-Select Shares            February 25, 2003

Schwab Institutional Advantage Money Fund                  May 1, 1993

Schwab Retirement Money Fund                               November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares      June 6, 1995

Schwab Municipal Money Fund -- Institutional Shares        May 29, 2003

Schwab Municipal Money Fund -- Select Shares               May 29, 2003

Schwab California Municipal Money Fund -- Value Advantage  June 6, 1995
Shares (formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage    June 6, 1995
Shares (formerly Schwab New York Tax-Exempt Money Fund)

                       THE CHARLES SCHWAB FAMILY OF FUNDS

                       By: /s/ Stephen B. Ward
                           -----------------------------
                           Stephen B. Ward,
                           Senior Vice President
                           and Chief Investment Officer

                       CHARLES SCHWAB & CO., INC.

                       By: /s/ Randall W. Merk
                           -----------------------------
                           Randall W. Merk,
                           Executive Vice President

Dated as of May 29, 2003

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

   FUND                                    FEE

A. Sweep Funds

   Schwab Money Market Fund                An annual fee, payable monthly, of
                                           twenty five one-hundredths of one
                                           percent (.25%) of the Fund's average
                                           daily net assets

   Schwab Government Money Fund            An annual fee, payable monthly, of
                                           twenty five one-hundredths of one
                                           percent (.25%) of the Fund's average
                                           daily net assets

   Schwab Municipal Money Fund-Sweep       An annual fee, payable monthly, of
   Shares                                  twenty five one-hundredths of one
                                           percent (.25%) of the Fund's average
                                           daily net assets

   Schwab California Municipal Money       An annual fee, payable monthly, of
   Fund-Sweep Shares (formerly Schwab      twenty five one-hundredths of one
   California Tax-Exempt Money Fund)       percent (.25%) of the Fund's average
                                           daily net assets

   Schwab US Treasury Money Fund           An annual fee, payable monthly, of
                                           twenty five one-hundredths of one
                                           percent (.25%) of the Fund's average
                                           daily net assets

   Schwab New York Municipal Money         An annual fee, payable monthly, of
   Fund-Sweep Shares (formerly Schwab New  twenty five one-hundredths of one
   York Tax-Exempt Money Fund)             percent (.25%) of the Fund's average
                                           daily net assets

   Schwab Government Cash Reserves Fund    An annual fee, payable monthly, of
                                           twenty five one-hundredths of one
                                           percent (.25%) of the Fund's average
                                           daily net assets

   Schwab New Jersey Municipal Money Fund  An annual fee, payable monthly, of twenty five one-hundredths of one
                                           percent (.25%) of the Fund's average
                                           daily net assets

   Schwab Pennsylvania Municipal Money     An annual fee, payable monthly, of
   Fund                                    twenty five one-hundredths of one
                                           percent (.25%) of the Fund's average
                                           daily net assets

   Schwab Florida Municipal Money Fund     An annual fee, payable monthly, of
                                           twenty five one-hundredths of one
                                           percent (.25%) of the Fund's average
                                           daily net assets

   Schwab Massachusetts Municipal Money    An annual fee, payable monthly, of
   Fund                                    twenty five one-hundredths of one
                                           percent (.25%) of the Fund's average
                                           daily net assets


B. Other Funds

   Schwab Value Advantage Money Fund -     An annual fee, payable monthly, of
   Investor Shares                         five one-hundredths of one percent
                                           (.05%) of the Fund's average daily
                                           net assets

   Schwab Value Advantage Money Fund -     An annual fee, payable monthly, of
   Institutional Shares                    five one-hundredths of one percent
                                           (.05%) of the Fund's average daily
                                           net assets

   Schwab Value Advantage Money Fund -     An annual fee, payable monthly, of
   Select Shares                           five one-hundredths of one percent
                                           (.05%) of the Fund's average daily
                                           net assets

   Schwab Institutional Advantage Money    An annual fee, payable monthly, of
   Fund                                    five one-hundredths of one percent
                                           (.05%) of the Fund's average daily
                                           net assets

   Schwab Retirement Money Fund            An annual fee, payable monthly, of
                                           five one-hundredths of one percent
                                           (.05%) of the Fund's average daily
                                           net assets

   Schwab Municipal Money Fund-Value       An annual fee, payable monthly, of
   Advantage Shares                        five one-hundredths of one percent
                                           (.05%) of the Fund's average daily
                                           net assets

   Schwab Municipal Money                  An annual fee, payable monthly, of
   Fund-Institutional Shares               five one-hundredths of one percent
                                           (.05%) of the Fund's average daily
                                           net assets

   Schwab Municipal Money Fund-Select      An annual fee, payable monthly, of
   Shares                                  five one-hundredths of one percent
                                           (.05%) of the Fund's average daily
                                           net assets

   Schwab California Municipal Money       An annual fee, payable monthly, of
   Fund-Value Advantage Shares (formerly five one-hundredths of one percent Schwab California Tax-Exempt Money (.05%) of the Fund's average daily
   Fund)                                   net assets

   Schwab New York Municipal Money         An annual fee, payable monthly, of
   Fund-Value Advantage Shares

   (formerly Schwab New York Tax-Exempt    five one-hundredths of one percent
   Money Fund)                             (.05%) of the Fund's average daily
                                           net assets



                              THE CHARLES SCHWAB FAMILY OF FUNDS

                              By: /s/ Stephen B. Ward
                                  ---------------------------------
                                  Stephen B. Ward,
                                  Senior Vice President
                                  and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By: /s/ Randall W. Merk
                                  ---------------------------------
                                  Randall W. Merk,
                                  Executive Vice President

Dated as of May 29, 2003